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                               CONSENT OF COUNSEL


                               GE LIFESTYLE FUNDS



                   We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 1 (the "Amendment") to the Registration Statement on Form N-1A (Securities Act File No. 333-07905, Investment Company Act File No. 811-07701) of GE LifeStyle Funds (the "Trust") under the caption "Counsel" and to the Trust's filing a copy of this Consent as an exhibit to the Amendment.





                                                 /s/ Willkie Farr & Gallagher
                                                     Willkie Farr & Gallagher



October 31, 1997
New York, New York